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                                2,000,000 SHARES

                        IDEC PHARMACEUTICALS CORPORATION

                          COMMON STOCK, $.001 PAR VALUE



                             UNDERWRITING AGREEMENT



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                                                                  March __, 1998



Morgan Stanley & Co. Incorporated
Nationsbanc Montgomery Securities, Inc.
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Dear Sirs and Mesdames:

     IDEC Pharmaceuticals Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters"), an aggregate of 2,000,000 shares of the Common Stock, $.001 par value per share of the Company (the "Firm Shares").

     The Company also proposes to issue and sell to the several Underwriters not more than an additional 300,000 shares of its Common Stock, $.001 par value (the "Additional Shares") if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of Common Stock, $.001 par value, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock." The Company is successor by merger to IDEC Pharmaceuticals Corporation, a California corporation (the "Predecessor"), as a result of a reincorporation transaction that became effective on June 2, 1997 (the "Reincorporation"). For the purposes of Section 1 hereof, all references to "Company" shall also refer to the Predecessor prior to the Reincorporation.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus." If the Company files an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement, in each case as amended from time to time. Any reference herein to any Preliminary Prospectus or the Registration Statement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus, Prospectus or Registration Statement, as the case may be.

     1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with each of the Underwriters that:



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          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company's best knowledge, threatened by the Commission.

          (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section l(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the Company and its subsidiary, IDEC Seiyaku, a Japanese corporation (the "Subsidiary"), taken as a whole is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification.

          (d) The Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the Company and the Subsidiary, taken as a whole. All of the issued shares of capital stock of the Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are beneficially owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) Neither the Company nor the Subsidiary owns any real properties. The Company and the Subsidiary have good and marketable title to all personal property owned by them which is material to their business, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiary; and any real property and



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building held under lease by the Company and the Subsidiary are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such real property and buildings by the Company and the Subsidiary in each case except as described in or contemplated by the Prospectus.

          (f) This Agreement has been duly authorized, executed and delivered by the Company.

          (g) The shares of Common Stock outstanding prior to the issuances of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable. Except as set forth in the Prospectus and other than options to purchase __________ shares of the Company's Common Stock granted to employees after _______ __, 199_ pursuant to the Company's 1988 Employee Stock Option Plan or the 1993 Non-Employee Directors Stock Option Plan each as described in the Prospectus, neither the Company nor the Subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. All outstanding shares of capital stock and options and other rights to acquire capital stock have been issued in compliance with the registration and qualification provisions of all applicable securities laws and were not issued in violation of any preemptive rights, rights of first refusal and other similar rights.

          (h) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (i) The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or the Subsidiary that is material to the Company and the Subsidiary, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or the Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and the Subsidiary, taken as a whole, from that set forth in the Prospectus.



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          (l) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and the Subsidiary have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends except certain net purchases of options issued and shares issued on exercise of options under the Company's stock option plans in accordance with the terms of such option plans; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus.

          (m) There are no legal or governmental proceedings pending or threatened to which the Company or the Subsidiary is a party or to which any of the properties of the Company or the Subsidiary is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (n) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 or Rule 462 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (o) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (p) There is no owner of any securities of the Company who has any right, not effectively satisfied or waived, to require registration of any shares of capital stock of the Company in connection with the filing of the Registration Statement or the sale of any shares thereunder.

          (q) The Company and the Subsidiary (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"),
(ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
(iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiary, taken as a whole.

          (r) The Company has conducted a limited review of the effect of Environmental Laws on the business, operations and properties of the Company and the



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Subsidiary. On the basis of such review, the Company has reasonably concluded that any costs and liabilities required for clean-up, closure of properties or compliance with Environmental Laws would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiary, taken as a whole.

          (s) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

          (t) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

          (u) The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor the Subsidiary has been refused any material insurance coverage sought or applied for; and neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and the Subsidiary, taken as a whole, except as described in or contemplated by the Prospectus.

          (v) Except as specifically disclosed in the Prospectus, (i) the Company and the Subsidiary own or possess adequate licenses or other rights to use all patents, copyrights, trademarks, service marks, trade names, technology and know-how necessary to conduct their respective businesses in the manner described in the Prospectus, (ii) neither the Company nor the Subsidiary has received any notice of infringement or conflict with asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names, technology or know-how that could reasonably be expected to result in any material adverse effect upon the Company and the Subsidiary, taken as a whole, and (iii) the discoveries, inventions, products or processes of the Company and the Subsidiary referred to in the Prospectus do not, to the best knowledge of the Company, infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process that could reasonably be expected to have a material adverse effect on the Company and the Subsidiary, taken as a whole.

          (w) The Company and the Subsidiary possess all consents, approvals, orders, certificates, authorizations and permits issued by, and has made all declarations and filings with, all appropriate federal, state or foreign governmental and self-regulatory authorities and all courts and other tribunals necessary to conduct their respective businesses and to own, lease, license and use their properties in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company



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and the Subsidiary, taken as a whole, and neither the Company nor the Subsidiary has received any notice of proceedings related to the revocation or modification of any such consent, approval, order, certificate, authorization or permit that, singly or in the aggregate, could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and the Subsidiary, taken as a whole.

          (x) __________ and __________ outstanding shares of the Common Stock and securities convertible into or exercisable or exchangeable for Common Stock, respectively, are subject to valid, binding and enforceable agreements (collectively, the "Lock-Up Agreements") that restrict the holders thereof from selling, making any short sale of, granting any option for the purchase of, or otherwise transferring or disposing of, any of such shares of Common Stock, or any such securities convertible or exercisable or exchangeable for Common Stock, for a period of 90 days, respectively, after the date of the Prospectus without the prior written consent of Morgan Stanley.

          (y) As of the date the Registration Statement became effective, the Common Stock was authorized for quotation on The Nasdaq National Market upon official notice of issuance.

          (z) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

          (aa) The Company does not own any equity or capital interests in any corporation, partnership, joint venture, association or other entity, other than the Subsidiary.

          (bb) The Agreement and Plan of Merger (the "Plan of Merger") by and between the Company and the Predecessor has been duly authorized by all necessary Board of Directors and stockholder action on part of the Company and the Predecessor and has been duly executed and delivered by each of the parties thereto.

          (cc) The execution and delivery of the Plan of Merger and the consummation of the merger contemplated thereby do not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company or the articles of incorporation or bylaws of the Predecessor or any judgment or decree of any governmental body, agency or court having jurisdiction over the Predecessor or the Subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company and the Predecessor of their respective obligations under the Plan of Merger except such as have been obtained or are not material to the Company; the consummation of the Reincorporation does not contravene, or result in any breach of, or constitute a default under (or constitute any event which with notice, lapse of time or both would constitute a breach of or default under), any provision of any agreement or other instrument binding upon the Company or the Subsidiary and identified by the Company as material (the "Material Agreements").



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          (dd) The merger contemplated by the Plan of Merger is effective under the laws of the State of California and the State of Delaware; the Company has succeeded to all of the rights, privileges, powers and franchises, and is subject to all of the restrictions, disabilities and duties, of the Predecessor as provided under Section 259 of the Delaware General Corporation Law; to the knowledge of such counsel, the Company has succeeded to all of the rights of the Predecessor with respect to each Material Agreement of the Predecessor, and all required material consents to the merger and assignments with respect to such Material Agreements have been obtained; all of the shares of capital stock of the Company have the same rights, preferences and privileges (except for differences resulting from applicable law) as described in the Prospectus; all of the outstanding options of the Predecessor outstanding as of the date set forth in the Prospectus are outstanding for that number of shares of Common Stock of the Company as described in the Prospectus, other than options which have terminated or expired by their terms and not as a result of the Reincorporation; the issuance of capital stock by the Company in the Reincorporation was in compliance with all applicable registration and qualification provisions of state securities or blue sky laws as are identified therein and was exempt from registration under the Securities Act.

     2. AGREEMENTS TO SELL AND PURCHASE. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company at $_____ a share (the "Purchase Price") the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 300,000 Additional Shares at the Purchase Price. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

     The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, lend, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of



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Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than (a) the Shares to be offered hereunder, (b) any shares of Common Stock sold or issued upon exercise of an option or warrant or the conversion of a security outstanding on the date hereof described in the Prospectus or of which the Underwriters have been advised in writing, (c) shares of Common Stock to be registered pursuant to a Registration Statement on Form S-8, or (d) the grant of options pursuant to the Company's 1988 Employee Stock Option Plan or the 1993 Non-Employee Directors Stock Option Plan as to shares reserved for issuance under such plans as of the Closing, including any shares subject to outstanding options which become available for future grant under such plans upon termination of previously issued options. The foregoing sentence shall not apply to the Shares to be sold hereunder.

     3. TERMS OF PUBLIC OFFERING. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at $_____ a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of $_____ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $_____ a share, to any Underwriter or to certain other dealers.

     4. PAYMENT AND DELIVERY. Payment for the Firm Shares to be sold by the Company shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on _______ __, 1998, or at such other time on the same or such other date, not later than _______ __, 1998, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

     Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on the date specified in the notice described in
Section 2 or on such other date, in any event not later than _______ __, 1998, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

     Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.



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     5. CONDITIONS TO THE UNDERWRITER' OBLIGATIONS. The obligations of the
Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 4:30 p.m. (New York City time) on the date hereof.

     The several obligations of the Underwriters are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and the Subsidiary, taken as a whole, from that set forth in the Prospectus that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

     The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Underwriters shall have received on the Closing Date an opinion of Brobeck, Phleger & Harrison LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and Prospectus;

               (ii) other than the Subsidiary, the Company has no subsidiaries;



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               (iii) the authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Registration Statement and Prospectus;

               (iv) the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, and are not subject to any preemptive or similar rights;

               (v) the shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this agreement, will be duly and validly authorized and issued, fully paid and nonassessable, and will not be subject to any preemptive or similar rights;

               (vi) to the best of such counsel's knowledge, after due inquiry, no holders of securities of the Company have rights against the Company which have not been waived to the registration of shares of Common Stock or other securities because of the filing of the Registration Statement by the Company or the offering contemplated thereby;

               (vii) this agreement has been duly authorized, executed and delivered by the Company;

               (viii) the execution and delivery by the Company of, and the performance by the Company of its obligations under this agreement will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company or the Subsidiary, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its property or the Subsidiary or any of its property, or, to the best of such counsel's knowledge, constitute a breach or default under any Material Agreement, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this agreement, except such as may be required by the securities or blue sky laws of the various states (on which such counsel expresses no opinion) in connection with the purchase and distribution of the shares by the Underwriters;

               (ix) the statements (a) in the Prospectus under the captions "Description of Capital Stock" and "Business -- Strategic Alliances" and (b) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (x) such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or the Subsidiary is or may become a party or to which any of the properties of the Company or any of the properties of the Subsidiary is or may become subject that is required to be described in the Registration Statement or the Prospectus and is not so described, or of any statute, regulation, contract or other document that



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is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required; and

               (xi) the Registration Statement has become effective under the Securities Act, and no stop order proceedings suspending the effectiveness of the Registration Statement have been instituted or threatened or are pending under the Securities Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

     In addition to rendering legal advice and assistance to the Company in the course of the preparation of the Registration Statement and the Prospectus, involving, among other things, discussions and inquiries concerning various legal matters and the review of certain corporate records, documents and proceedings such counsel also participated in conferences with certain officers and other representatives of the Company, including its independent public accountants and with the Underwriters and their counsel at which the contents of the Registration Statement, the Prospectus (but not including the incorporated documents) and related matters were discussed and have generally reviewed and discussed with such persons the content of the incorporated documents. Such counsel has not, however, except with respect to matters expressly covered by this opinion, independently checked or verified the accuracy, completeness or fairness of the information contained in the Registration Statement, the Prospectus and the incorporated documents.

     In addition to the matters set forth above, counsel rendering the foregoing opinion shall also include a statement to the effect that nothing has come to the attention of such counsel that causes it to believe that (i) each of the incorporated documents (except for financial statements) complied as to form when filed with the Commission in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules and regulations of the Commission thereunder; (ii) the Registration Statement and the Prospectus (except for the financial statements), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; and (iii) neither the Registration Statement nor the Prospectus (except for the financial statements), as of such effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that (except for the financial statements) the Prospectus, as of the Closing Date, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) You shall have received on the Closing Date the opinion of Burns, Doane, Sweeker & Mathis, intellectual property counsel for the Company, dated the Closing Date, to the effect that:

               (i) to the best of such counsel's knowledge, such counsel is not aware of any legal actions, claims or proceedings pending or threatened against the Company alleging that the Company is infringing or otherwise violating any patents or trade secrets owned by others and to the best of such counsel's knowledge, the Company has not received any communication in which it is alleged that the Company is infringing or violating the patent rights of third parties;

               (ii) the portions of the Registration Statement entitled "Risk Factors -- Patents and Proprietary Rights" and "Business -- Patents and Proprietary Rights" (collectively, the "Intellectual Property Portion") contain accurate and complete descriptions of the Company's patent applications, issued and allowed patents, and patents licensed to the Company and fairly summarized the legal matters, documents and proceedings relating thereto;

               (iii) to the best of such counsel's knowledge, at least ____ United States patent has issued to the Company, and that the Company is the Assignee of record, and that the patent is being maintained by the Company;

               (iv) to the best of such counsel's knowledge, at least ____ additional U.S. patent applications have been filed by the Company in the U.S. Patent and Trademark Office; that those pending patent applications have been properly prepared as to form and have been assigned to the Company which Assignments are either recorded in the U.S. Patent and Trademark Office or have been submitted for recording in the U.S. Patent and Trademark Office; and that each of these patent applications is being pursued by the Company;

               (v) with respect to patent applications that have assignments to the Company and other entities, the Company has obtained appropriate licenses from such other entities;

               (vi) to the best of such counsel's knowledge, ____ foreign counterpart patent applications have been filed on behalf of the Company;

               (vii) to the extent that the Intellectual Property Portion contains descriptions which constitute matters of law or legal conclusions, these descriptions are correct in all material respects and fairly present the patent situation of the Company;

               (viii) to the best of such counsel's knowledge, there are no legal or governmental proceedings other than patent applications pending, relating to patent rights of the Company to which the Company is a party and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

               (ix) although such counsel has not conducted all necessary freedom of operation opinions, to the best of such counsel's knowledge, all patents held by third parties, of which such counsel is aware, that could prevent the Company from manufacturing and selling, in the United States and abroad, the compositions and methods claimed in the patent applications described in an exhibit to such counsel's opinion, have been disclosed by such counsel in the Registration Statement or the Prospectus;

               (x) in addition, although such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except that such counsel has independently verified the accuracy of the matters contained in subsections
(iii), (iv) and (vi) of this paragraph (d)), nothing has come to such counsel's attention that leads such counsel to believe that the statements in the Intellectual Property Portion in (a) the Registration Statement, at the time it became effective or at the Closing Date, contained or contain an untrue statement of a material fact or omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading as to intellectual property matters, or (b) the Prospectus, as of the date of the Prospectus or at the Closing Date, contained or contain an untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading as to intellectual property matters (it being understood that such counsel has not participated in the negotiation of or reviewed the Company's license agreements and such counsel has not undertaken any independent investigation as to whether the Company is infringing any patents or other rights of others or whether the Company owns or possesses sufficient licenses or other rights to use all patents or other rights necessary for the conduct of the Company's business).

          (e) you shall have received on the Closing Date an opinion of Buc & Beardsley, regulatory affairs counsel for the Company, dated the Closing Date, to the effect that:

               (i) the statements in the Prospectus under the captions "Risk Factors -- Lengthy Regulatory Process; No Assurance of Additional Regulatory Approvals" and "Business -- Government Regulation," and footnote one to the table under "Business -- Products and Products Under Development" (the "Regulatory Portion") insofar as they refer to statements summarizing applicable provisions of the Federal Food, Drug, and Cosmetic Act (FDCA), as amended Public Health Service Act (PHSA), and implementing regulations are correct in all material respects.

               (ii) in addition, although such counsel has made no independent inquiry, nothing has come to such counsel's attention that would lead such counsel to believe that the statements in the Regulatory Portion of (a) the Registration Statement, at the time it became effective or at the Closing Date, contained or contain an untrue statement of a material fact or omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Prospectus, as of the date of the Prospectus or at the Closing Date, contained or contain an untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (f) You shall have received on the Closing Date an opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (v), (vii), (ix) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters"), and the second paragraph following the enumerated opinions in paragraph (c) above (but only as to subparagraphs (ii) and (iii) of the second paragraph following the enumerated opinions in paragraph (c) above).

     With respect to the second paragraph following the enumerated opinions in paragraph (c) above and paragraph (f) above, Brobeck, Phleger & Harrison LLP and Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

     The opinions of Burns, Doane, Sweeker & Mathis and Buc & Beardsley described in paragraphs (d) and (e) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (g) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from KPMG Peat Marwick LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (h) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

     The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

     6. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

          (a) To furnish to you, without charge, three (3) signed copies (in original or by facsimile) of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 3:00 P.M. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (c) If, during such period after the first date of the public offering of the Shares as in the reasonable opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

          (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending _______ __, 199_ that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum,

(iv) all filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all costs and expenses incident to listing the Shares on Nasdaq National Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnity and Contribution", and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

          (g) To not release any shares of Common Stock from any restrictions imposed upon such shares by the Lock-Up Agreements without the prior written consent of Morgan Stanley.

     7. INDEMNITY AND CONTRIBUTION.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter, or any person controlling such Underwriter, from whom that person asserting any such losses, claims, damages or liabilities purchased Shares, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this Section 7, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for (i) all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (ii) the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of the Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent the indemnification provided for in paragraph (a) or
(b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation

(even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (f) The indemnity and contribution provisions contained in this
Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

     8. TERMINATION. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a) (i) through (iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

     9. EFFECTIVENESS: DEFAULTING UNDERWRITERS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter.

     If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case you shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     10. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     11. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     12. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.



                                        Very truly yours,

                                        IDEC PHARMACEUTICALS CORPORATION



                                        By:
                                           --------------------------------
                                        Name:  William H. Rastetter
                                        Title:  Chairman, CEO and President


Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Nationsbanc Montgomery Securities, Inc.

Acting severally on behalf
  of themselves and the
  several underwriters named
  in Schedule I hereto.

     By Morgan Stanley & Co.
           Incorporated

     By:
        ------------------------------
        Name:  Cathy Friedman
        Title:  Managing Director

                                   SCHEDULE I



                                                                                     NUMBER OF
                                                                                    FIRM SHARES
UNDERWRITER                                                                       TO BE PURCHASED
-----------                                                                       ---------------
Morgan Stanley & Co. Incorporated..........................................
Nationsbanc Montgomery Securities LLC......................................







                                                                                  ---------------
Total Firm Shares                                                                       2,000,000
                                                                                  ===============

                                    EXHIBIT A

                        IDEC PHARMACEUTICALS CORPORATION
                                 LOCK-UP LETTER


                                                               February __, 1997


Morgan Stanley & Co. Incorporated
Nationsbanc Montgomery Securities, Inc.
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY  10036


Ladies and Gentlemen:

         The undersigned understands that you, as representatives (the "Representatives") of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement with IDEC Pharmaceuticals Corporation (the "Company") providing for the public offering (the "Public Offering") by the several Underwriters, including yourselves, of common stock of the Company (the "Common Stock").

         To induce the Underwriters that may participate in the Public Offering of the Company's Common Stock to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending ninety (90) days after the date of the Prospectus, (1) offer, pledge, lend, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the sale of any shares to the Underwriters pursuant to the Underwriting Agreement. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending ninety (90) days after the date of the final Prospectus for the Public Offering, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         The undersigned confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's legal representatives successors and assigns. The



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undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of securities of the Company held by the undersigned except in compliance with the terms and condition of this Agreement.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company and the Underwriters.


                                        Very truly yours,



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                                        (Signature)

                                        -----------------------------------
                                        (Print Name)

                              Address:
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